SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2004

WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 914-2500

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are being furnished as part of this Form 8-K:

Exhibit Number	Description
Exhibit 99.1	Press Release issued by Walgreen Co., dated June 21, 2004, announcing the results for the quarter ended May 31, 2004.
Exhibit 99.2	Transcript of Walgreen Co.'s June 21, 2004 Webcast regarding the results for the quarter ended May 31, 2004.
Exhibit 99.3	Financial data of Walgreen Co. regarding the results for the quarter ended May 31, 2004

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 21, 2004, Walgreen Co. issued a press release announcing financial results for the quarter ended May 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

In addition to the issuance of a press release, Walgreen Co. also conducted a webcast and posted certain financial data on its website regarding results for the quarter ended May 31, 2004. A transcript of this webcast is attached hereto as Exhibit 99.2, and the financial data is attached hereto as Exhibit 99.3.

This information, including exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.
(Registrant)

	By:	/s/ William M. Rudolphsen
William M. Rudolphsen
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)

Date: June 24, 2004